Investor Presentation May 2011 Exhibit 99.1

2 I. Company Overview II. Industry Update III. Operating Trends IV. Financial Overview Agenda

World-class luxury hotels supported by unique real-estate value
Luxury segment has historically outperformed the overall industry in a recovery
Industry leading asset management capabilities
Management team and members with significant hospitality industry experience
Strategic Hotels Overview
Fairmont Chicago
Lobby and ENO Wine Bar
Four Seasons Punta Mita
Coral Suite
Hotel del Coronado
Beach Village
Highest quality hotel portfolio in the public markets

WESTIN
HOTELS & RESORTS
FOUR SEASONS
Hotels and Resorts
Fairmont
HOTELS & RESORTS
Marriott
HOTELS · RESORTS · SUITES
INTER-CONTINENTAL
HOTELS AND RESORTS
THE RITZ-CARLTON
FOUR SEASONS
Hotels and Resorts
Fairmont
HOTELS & RESORTS
FOUR SEASONS
Hotels and Resorts
Marriott
HOTELS · RESORTS · SUITES
Marriott
HOTELS · RESORTS · SUITES
LOEWS HOTELS
THE RITZ-CARLTON
HYATT
REGENCY
HOTEL DEL CORONADO
INTER-CONTINENTAL
HOTELS AND RESORTS
FOUR SEASONS
Hotels and Resorts

Hamburg, Germany
Chicago
Punta Mita Resort
Lincolnshire Resort
Miami
Punta Mita Resort
Miami
Punta Mita Resort
Chicago
Miami
Santa Monica Beach Hotel
Half Moon Bay
La Jolla
Washington, D.C.
St. Francis
Laguna Niguel
London, England
Scottsdale
17 hotels and resorts with 7,762 rooms
World-Class Hotels in High Barrier to Entry Markets
Jackson Hole
Silicon Valley

Fairmont Chicago
Marriott Lincolnshire
Four Seasons Punta Mita Ritz-Carlton Laguna Niguel
Ritz-Carlton Half Moon Bay
Marriott Grosvenor Square Westin St. Francis InterContinental Chicago
Unique and Irreplaceable Hotel Portfolio

Revenue enhancement through market research based programs
Exceptional asset management supported by internally developed operating systems
Aggressive and early cost cutting initiatives implemented in advance of the downturn
Proactively maintaining fixed cost reduction at hotels during recovery phase
Rigorous oversight of brand managers to ensure alignment of interests
Evaluation and implementation of value add ROI projects
Industry Leading Asset Management Capabilities

InterContinental Miami – Room and lobby renovation
InterContinental Chicago – Michael Jordan Steakhouse addition
Four Seasons Washington, D.C. – ENO wine tasting room
Four Seasons Washington, D.C – Retail outlet renovation
Marriott Lincolnshire – Lobby renovation
Westin St. Francis – Michael Mina Steakhouse conversion
Four Seasons Washington, D.C. – Lobby renovation, 11-room
expansion, new restaurant, 63-room and suite renovation
Westin St. Francis – Clock Bar
Fairmont Chicago – ENO wine tasting room, lobby renovation,
guestroom renovation, new spa and fitness center
Four Seasons Punta Mita – New lobby bar
Ritz-Carlton Half Moon Bay – ENO wine tasting room,
restaurant and lounge renovation, suite renovation
Portfolio Well-Positioned To Enhance Cash Flow Growth
Fairmont Chicago Lobby
Four Seasons Washington, D.C.
Lobby
Four Seasons Washington, D.C.
Retail
InterContinental Miami Guestroom
2011 Planned
Projects
Notable 2010
capital
projects
Notable 2009
capital
projects
Notable 2008
capital
projects

Four Seasons Washington, D.C.
Four Seasons Punta Mita
InterContinental Chicago
Value Enhancement Projects
11.5%
8.5% 15.0%
2010 EBITDA
Description: Bourbon Steakhouse and 11-
room expansion
Two, 5-bedroom suite expansion,
23-room expansion with river pool
ENO wine room
Year of project: 2008-2009 2006-2007 2006
Investment
($mm):
$22.1 $19.7 $1.7
yield (%):

9 I. Company Overview II. Industry Update Agenda

GDP % Change
Demand % Change
Percentage Change
17.0
15.0
13.0
11.0
9.0
7.0
5.0
3.0
1.0
-1.0
-3.0
-5.0
-7.0
-9.0
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

10

10 U.S. luxury demand vs. GDP growth U.S. Luxury Demand Correlated with GDP Quarterly percentage change to prior year Luxury demand is experiencing a strong rebound as GDP growth returns

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Source:  Smith Travel Research
Note: Data represents trends within the United States
Project pipeline forecast as of 3/31/11
Supply growth was lower leading into this downturn than past downturns and remains moderate
Projects in planning and under construction have decreased significantly
Less than 1% new luxury supply projected in SHR markets
Quarterly luxury supply YoY % change
(4%)
(2%)
0%
2%
4%
6%
8%
10%
12%
14% YoY % supply growth
1988 – Q1 2011
Average: 4.3%
Favorable Supply Outlook
Minimal supply growth in BEE markets
Rooms in
construction
2010 2011
% of 2011
supply % change
Luxury 2,158 820 0.7% (62.0%)
Upper-Upscale 7,716 5,542 1.0% (28.2%)
Luxury & Upper-Upscale 9,874 6,362 0.9% (35.6%)
Other 65,480 44,027 1.0% (32.8%)
Total 85,228 56,751 1.2% (33.1%)
Total active
pipeline
2010 2011
% of 2011
supply % change
Luxury 5,076 4,322 3.5% (14.9%)
Upper-Upscale 19,346 14,242 2.6% (26.4%)
Luxury & Upper-Upscale 24,422 18,564 2.8% (24.0%)
Other 330,116 306,843 7.3% (7.0%)
Total 378,960 343,971 7.0% (9.2%)

Total U.S.
Luxury
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
1988
1991
1994
1997
2000
2003
2006
2009

30%
20%
10%
0%
-10%
-20%
-30%
-40%
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11

Source:  Smith Travel Research
Note: Data represents trends within the United States
1 Sustained growth is defined as 3 or more consecutive weeks of RevPAR growth or contraction
Annual % change in RevPAR
Weekly YoY % change in luxury RevPAR
Luxury hotels have experienced prolonged RevPAR growth following past industry downturns
– 1991: 9 consecutive years of annual luxury RevPAR growth totaling 100% or 8% annually
– 2001/2002: 5 consecutive years of annual luxury RevPAR growth totaling 47% or 8% annually
After 96 weeks of sustained negative RevPAR growth, luxury RevPAR has exhibited significant growth since February 20, 2010
Luxury Hotels Outperform in a Recovery
Luxury RevPAR growth has remained positive since February 2010
1
Positive since
February 20, 2010

$157
$116
$115
$110
$93
$0
$50
$100
$150
$200
BEE¹ HST LHO SHO DRH
First Quarter 2011 RevPAR
Source: Company filings as of 3/31/11
1 North American portfolio
#1 in RevPAR in the Public Lodging Sector

14 I. Company Overview II. Industry Update III. Operating Trends Agenda

Improving Operating Results
(Same Store North America excluding Hotel del Coronado)
-3.7%
-13.4%
-24.5%
-29.5%
-22.1%
-13.9%
-4.3%
7.3% 7.3%
8.1%
11.9%
-35%
-30%
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
3Q 2008 4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011
Occupancy ADR RevPAR

(EBITDA in millions)
(a)
Excludes Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
Operations
Corporate Results
(a)
Strong First Quarter Results
Comparable EBITDA
$22.5
27.6%
$28.7
Comparable FFO /share
($0.15)
n/a
($0.02)
(Same Store U.S. Portfolio)
Q1 2010
Q1 2011
ADR $208
6.1%
$221
RevPAR $123
16.6%
$144
Total RevPAR
EBITDA Margins
$249
12.2%
14.5%

430bps
$285
16.5%

Recent Operating Trends
Shifting mix of business:  High-rated corporate business replacing discounted business
– 80% of first quarter 2011 demand from corporate business
– Discount transient room nights down 1% in first quarter
– Premium transient room nights up 40% in first quarter
– Corporate group room nights up 10% in first quarter
– Total group room nights up 8% in first quarter
Average daily rate (ADR) improving, even at early stage in recovery
– ADR increased 6.1% in first quarter
– Transient ADR increased 7.2% in first quarter
– Group ADR up increased 4.5% in first quarter
Southern California and Chicago recoveries accelerating
Group booking window remains relatively short-term; Pace improving for longer-term bookings

18 I. Company Overview II. Industry Update III. Operating Trends IV. Financial Overview Agenda

04/11: Sale of Marriott Paris ($58.4mm)
03/11: Raised $145mm in equity and acquired two unencumbered assets
(Four Seasons Jackson Hole & Four Seasons Silicon Valley)
02/11: Restructured Hotel del Coronado joint venture reducing outstanding debt and maintaining ownership participation
01/11: Sold 50% interest in BuyEfficent, an electronic purchasing platform, for $9.0 million
05/10: Extended Westin St. Francis & Fairmont Chicago mortgage loans
($318mm) until 2017
05/10: $349mm equity offering and $180mm exchangeable note tender offer
Recent Balance Sheet Strengthening Initiatives
Sold five hotels:
– 04/11: Paris Marriott Champs Elysees ($54 mm)
– 12/10: InterContinental Prague (€110.6 mm)
– 12/09: Renaissance Paris Hotel Le Parc Trocodero ($52mm)
– 10/09: Four Seasons Mexico City ($54mm)
– 07/08: Hyatt Regency Phoenix ($96mm)

(North American Portfolio excl.
Hotel del Coronado & Fairmont
Scottsdale Princess)
2010 2011 Guidance
RevPAR $208
7.5%-9%
$223-$227
Total RevPAR $287
7.5%-9%
$309-$313
EBITDA Margins  18.7%
230 - 330 bps
21%-22%
Corporate Results
EBITDA $132.0
6%-14%
$140.0-$150.0
FFO / share $0.05 n/a $0.01-$0.07
(a)
2011 Guidance
(EBITDA in millions)
(a)
2010 results exclude $4.9 mm of real estate tax refunds and no adjustments for cancellation fees
(b)
2010 excludes $12.6 mm of VCP expense; 2011 VCP expense excluded
Operations
(b)

12/31/09 Actual ($mm)
Today ($mm)
Debt Maturity Profile Update
Significant accomplishments in debt maturity profile; final refinancing stage to be executed in early 2011
Note: Debt shown at pro rata amount of unconsolidated and consolidated joint ventures
(a) Reflects actual 2010 results pro forma for the Woodbridge transaction, Hotel del Coronado recapitalization, and Paris Marriott Champs Elysees disposition.  2010 EBITDA excludes VCP expense.
(b) 2011 EBITDA reflects the midpoint of guidance range and excludes VCP expense.
Net Debt to EBITDA
2009 14.3x
2010 9.3x
2010 PF
(a)
7.9x
2011 PF
(a)(b)
7.4x
$61.7
$49.7
$317.8
$90.0
$194.8
$180.0
$145.8
$117.3
$0.0
$100.0
$200.0
$300.0
$400.0
2011 2012 2013 2014 2015 2016 2017
Bank / Life Co. CMBS Fairmont Scottsdale Hotel del Coronado European Corporate
$331.7
$251.5
$281.7
$173.5
$90.0
$194.8
$180.0
$282.8
$148.9
$124.9
$358.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2011 2012 2013 2014 2015 2016 2017
Bank / Life Co. CMBS Fairmont Scottsdale Hotel del Coronado European Corporate
$834.5
$875.1

Increase operating margins
Outperform competitive sets as measured by Smith Travel Research
Refinance 2011 & 2012 maturities
(1)
; engaged Eastdil Secured as debt
placement advisor
Execute new line of credit
Bring preferred dividend current
Maintain significant liquidity
Selectively consider acquisitions
(1)
Excluding Hyatt Regency LaJolla
2011 Objectives

Disclaimer
Except for historical information, the matters discussed in this press release are forward-looking statements subject to certain risks and uncertainties. Actual results could differ materially from the Company's projections and forward-looking
statements are not guarantees of future performance.   These forward looking statements are identified by looking their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,”
“should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results.  Factors that may contribute to these differences include, but are not limited to the following: ability to obtain, refinance or restructure debt or comply with covenants contained in our debt facilities; volatility in equity or debt markets;
availability of capital; rising interest rates and operating costs; rising insurance premiums; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically, including deterioration of economic conditions and the extent of its effect on business and leisure travel and the lodging industry; ability to dispose of existing properties in a manner consistent with our disposition strategy; delays in construction and development; the failure of closing conditions to be satisfied; risks related to natural disasters; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REITs; and changes in generally accepted accounting principles, policies and guidelines applicable to REITs.  Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially. We undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.